Exhibit 4.1(q)

FORTIETH SUPPLEMENTAL INDENTURE
(to that certain Amended and Restated Indenture dated as of May 5, 2015)
Dated as of February 1, 2024
Relating to the Basin Electric Power Cooperative
First Mortgage Obligations, 2024 Series A Notes, due February 15, 2029
First Mortgage Obligations, 2024 Series B Notes, due February 15, 2031
First Mortgage Obligations, 2024 Series C Notes, due February 15, 2044
First Mortgage Obligations, 2024 Series D Notes, due February 15, 2054
Authorized by this Fortieth Supplemental Indenture
BASIN ELECTRIC POWER COOPERATIVE
to
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE
FIRST MORTGAGE OBLIGATIONS
THIS INSTRUMENT GRANTS A SECURITY INTEREST IN THE PROPERTY OF A TRANSMITTING UTILITY. THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY CLAUSE. PROCEEDS AND PRODUCTS OF COLLATERAL ARE COVERED BY THIS INSTRUMENT. FUTURE OBLIGATIONS ARE SECURED BY THIS INSTRUMENT. NOTICE - THIS FORTIETH SUPPLEMENTAL INDENTURE, TOGETHER WITH THAT CERTAIN AMENDED AND RESTATED INDENTURE DATED AS OF MAY 5, 2015, AS HERETOFORE SUPPLEMENTED AND AMENDED (DESCRIBED MORE PARTICULARLY HEREIN) SECURE AN UNLIMITED AMOUNT OF OBLIGATIONS AND SUCH AMOUNT, TOGETHER WITH INTEREST, IS SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED AND FILED INDENTURES, MORTGAGES OR LIENS WITH RESPECT TO THE PROPERTY INTERESTS OF THE COMPANY. THIS INDENTURE IS A SECURITY AGREEMENT WHEREBY THE COMPANY GRANTS TO THE TRUSTEE A SECURITY INTEREST IN ALL OF THE TRUST ESTATE THAT IS PERSONAL PROPERTY OR FIXTURES UNDER THE UNIFORM COMMERCIAL CODE.

EXHIBIT A    —    Indenture Filing Information
EXHIBIT B    —    Property Additions
EXHIBIT C-1    —    Form of 2024 Series A Notes

EXHIBIT C-2    —    Form of 2024 Series B Notes
EXHIBIT C-3    —    Form of 2024 Series C Notes
EXHIBIT C-4    —    Form of 2024 Series D Notes
EXHIBIT D    —    Form of Trustee’s Authentication
-ii-

THIS FORTIETH SUPPLEMENTAL INDENTURE, dated as of February 1, 2024 (this “Fortieth Supplemental Indenture”), is between BASIN ELECTRIC POWER COOPERATIVE, an electric cooperative corporation existing under the laws of the State of North Dakota, as Grantor (hereinafter called the “Company”), whose post office address is 1717 East Interstate Avenue, Bismarck, North Dakota 58503-0564, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, a national banking association, as trustee (in such capacity, the “Trustee”), whose post office address is 60 Livingston Avenue, Saint Paul, Minnesota 55107, and shall supplement that certain Indenture dated as of January 1, 1998 between the Company and the Trustee, as heretofore supplemented, amended and restated;
WHEREAS, the Company has heretofore executed and delivered to the Trustee an Amended and Restated Indenture dated as of May 5, 2015 (the “Amended and Restated Indenture”), which supplemented, amended and restated the Existing Indenture (capitalized terms used herein shall have the meanings ascribed to them in the Indenture and as provided in Section 1.1 hereof), as amended and supplemented, including as further supplemented hereby (the “Indenture”), for the purpose of securing its Outstanding Secured Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Indenture, which Indenture is filed of record as shown on Exhibit A hereto;
WHEREAS, the Board of Directors of the Company has established four new series of Additional Obligations to be designated as (i) the Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series A Notes, due February 15, 2029, (the “2024 Series A Notes”) in the original principal amount of $25,000,000; (ii) the Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series B Notes, due February 15, 2031 (the “2024 Series B Notes”), in the original principal amount of $25,000,000; (iii) the Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series C Notes, due February 15, 2044 (the “2024 Series C Notes”), in the original principal amount of $139,000,000; and (iv) the Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series D Notes, due February 15, 2054 (the “2024 Series D Notes”), in the original principal amount of $181,000,000 (the 2024 Series A Notes, the 2024 Series B Notes, the 2024 Series C Notes, and the 2024 Series D Notes may be referred to individually as a “2024 Note” and collectively as the “2024 Notes); such 2024 Notes being issued to the parties set forth in Schedule A of the Note Purchase Agreement described below (and their successors or assigns of the 2024 Notes, each individually, the “Holder” or collectively, the “Holders”) to secure the Company’s obligations under the Note Purchase Agreement, dated as of February 12, 2024, between the Company and the Holders (the “Note Purchase Agreement”); and the Company has complied or will comply with all provisions required to issue Additional Obligations provided for in the Indenture;
WHEREAS, the Company desires to execute and deliver this Fortieth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of providing for the creation and designation of the 2024 Notes as Additional Obligations and specifying the form and provisions of the 2024 Notes;

WHEREAS, Section 12.1 of the Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee, may enter into Supplemental Indentures for the purposes and subject to the conditions set forth in said Section 12.1;
WHEREAS, this Fortieth Supplemental Indenture is permitted pursuant to the provisions of Section 12.1 C of the Indenture; and
WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure the payment of the principal of, premium (including the Make-Whole Amount), if any, and interest on the 2024 Notes, to make the 2024 Notes to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid and binding lien for the security of the 2024 Notes, in accordance with its terms, have been done and taken; and the execution and delivery of this Fortieth Supplemental Indenture has been in all respects duly authorized;
NOW, THEREFORE, THIS FORTIETH SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of, premium (including the Make-Whole Amount), if any, and interest on the Outstanding Secured Obligations, including, when issued, the 2024 Notes, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the Cut-Off Date, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the 2024 Notes are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company of the character described in the Granting Clauses of the Indenture, including all such property, rights, privileges and franchises acquired since the Cut-Off Date (the descriptions of the real property included in said Trust Estate are set forth on Exhibit B hereto) subject to all exceptions, reservations and matters of the character therein referred to, and subject in all cases to Sections 5.2 and 11.2B of the Indenture and to the rights of the Company under the Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby.
PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default under the Indenture, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L and N of “Excepted Property” in the Indenture, upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.
The Company may, however, pursuant to the Third Granting Clause of the Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property.
TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created, forever.
SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Indenture as to property hereafter acquired any duly recorded or perfected (a) prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof.
BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.
UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article V of the Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants herein contained in a timely manner, then the Indenture shall be canceled and surrendered.

AND IT IS HEREBY COVENANTED AND DECLARED that the 2024 Notes are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:
ARTICLE I
DEFINITIONS
Section 1.1.    Definitions. All words and phrases defined in Article I of the Indenture shall have the same meaning in this Fortieth Supplemental Indenture, including any exhibit hereto, except as otherwise appears herein and in this Article, or as amended hereby or unless the context clearly requires otherwise. In addition, each of the following terms has the following meaning in this Fortieth Supplemental Indenture unless the context clearly requires otherwise.
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Bismarck, North Dakota are required or authorized to be closed.
“Default Rate” means with respect to any Series of the 2024 Notes, that rate of interest per annum that is 2.00% above the rate of interest stated in clause (a) of the first paragraph of the 2024 Notes of such Series.
“Holder” or “Holders” are defined in the Recitals.
“Make-Whole Amount” is defined in Section 2.8.
“Series” shall refer to any series of the 2024 Notes issued under this Fortieth Supplemental Indenture.
“2024 Notes” are defined in the Recitals.
“2024 Series A Notes” are defined in the Recitals.
“2024 Series B Notes” are defined in the Recitals.
“2024 Series C Notes” are defined in the Recitals.
“2024 Series D Notes” are defined in the Recitals.

ARTICLE II
THE 2024 NOTES AND CERTAIN PROVISIONS RELATING THERETO
Section 2.1.    Authorization and Terms of the 2024 Notes. (i) There shall be established a series of Additional Obligations known as and entitled the “Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series A Notes, due February 15, 2029.”
The aggregate principal amount of the 2024 Series A Notes which may be authenticated and delivered and Outstanding at any one time is limited to Twenty-Five Million Dollars ($25,000,000). The 2024 Series A Notes shall originally be registered in the name of certain Holders, and shall be dated the date of authentication.
The 2024 Series A Notes shall bear interest as provided in the form of 2024 Series A Notes attached hereto as Exhibit C-1.
(ii)     There shall be established a series of Additional Obligations known as and entitled the “Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series B Notes, due February 15, 2031.”
The aggregate principal amount of the 2024 Series B Notes which may be authenticated and delivered and Outstanding at any one time is limited to Twenty-Five Million Dollars ($25,000,000). The 2024 Series B Notes shall originally be registered in the name of certain Holders, and shall be dated the date of authentication.
The 2024 Series B Notes shall bear interest as provided in the form of 2024 Series B Notes attached hereto as Exhibit C-2.
(iii)     There shall be established a series of Additional Obligations known as and entitled the “Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series C Notes, due February 15, 2044.”
The aggregate principal amount of the 2024 Series C Notes which may be authenticated and delivered and Outstanding at any one time is limited to One Hundred Thirty-Nine Million Dollars ($139,000,000). The 2024 Series C Notes shall originally be registered in the name of certain Holders, and shall be dated the date of authentication.
The 2024 Series C Notes shall bear interest as provided in the form of 2024 Series C Notes attached hereto as Exhibit C-3.
(iv)     There shall be established a series of Additional Obligations known as and entitled the “Basin Electric Power Cooperative First Mortgage Obligations, 2024 Series D Notes, due February 15, 2054.”
The aggregate principal amount of the 2024 Series D Notes which may be authenticated and delivered and Outstanding at any one time is limited to One Hundred Eighty-One Million

Dollars ($181,000,000). The 2024 Series D Notes shall originally be registered in the name of certain Holders, and shall be dated the date of authentication.
The 2024 Series D Notes shall bear interest as provided in the form of 2024 Series D Notes attached hereto as Exhibit C-4.
(v)    The principal of, premium (including the Make-Whole Amount), if any, and interest on the 2024 Notes shall be payable to the Holder in immediately available funds as described in such notes. Any payment of principal of or premium (including the Make-Whole Amount), if any, or interest on any 2024 Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any 2024 Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
(vi)    In the event the Company fails to make any payment with respect to the 2024 Notes when due, then such payment shall be due and payable on demand, and shall accrue interest from the date due until the date paid at the Default Rate.
Section 2.2.    Form of the 2024 Notes. The 2024 Series A Notes shall each be a promissory note substantially in the form of Exhibit C-1 hereto. The 2024 Series B Notes shall each be a promissory note substantially in the form of Exhibit C-2 hereto. The 2024 Series C Notes shall each be a promissory note substantially in the form of Exhibit C-3 hereto. The 2024 Series D Notes shall each be a promissory note substantially in the form of Exhibit C-4 hereto. The Trustee’s authentication certificate to be executed on the 2024 Notes shall be substantially in the form of Exhibit D attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Indenture.
Section 2.3.    Required Prepayments. (i) On August 15, 2024, and on the 15th day of each February and August thereafter to and including February 15, 2044, the Company will prepay $3,475,000.00 in principal amount (or such lesser amount as shall then be outstanding) of the 2024 Series C Notes at par and without payment of any premium of any kind (including the Make-Whole Amount), provided that upon any partial prepayment of the 2024 Series C Notes pursuant to Section 2.4 or partial purchase of the 2024 Series C Notes permitted by Section 2.7, the principal amount of each required prepayment of the 2024 Series C Notes becoming due under this Section 2.3(i) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2024 Series C Notes is reduced as a result of such prepayment or purchase.
(ii)     On August 15, 2024, and on the 15th day of each February and August thereafter to and including February 15, 2054, the Company will prepay $3,016,666.67 in principal amount (or such lesser amount as shall then be outstanding) of the 2024 Series D Notes at par and without payment of any premium of any kind (including the Make-Whole Amount), provided that upon any partial prepayment of the 2024 Series D Notes pursuant to Section 2.4 or partial purchase of the 2024 Series D Notes permitted by Section 2.7, the principal amount of each required prepayment of the 2024 Series D Notes becoming due under this Section 2.3(ii) on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2024 Series D Notes is reduced as a result of such prepayment or purchase.
Section 2.4.    Optional Prepayments with Make-Whole Amount. So long as no Event of Default exists and is continuing under the Indenture, the Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any particular Series of 2024 Notes, in an amount not less than 10% of the aggregate principal amount of such particular Series of 2024 Notes then Outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each Holder of 2024 Notes written notice of each optional prepayment under this Section 2.4 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such particular Series of 2024 Notes to be prepaid on such date, the principal amount of each 2024 Note held by such Holder to be prepaid (determined in accordance with Section 2.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each Holder of such particular Series of 2024 Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. If an Event of Default exists and is continuing under the Indenture, then the Company may only prepay all 2024 Notes on a pro rata basis (and not on a Series by Series basis).
Section 2.5.    Allocation of Partial Prepayments. In the case of each partial prepayment of any Series of the 2024 Notes pursuant to Section 2.3 or Section 2.4, the principal amount of the 2024 Notes to be prepaid shall be allocated among all of the 2024 Notes of such Series to be prepaid at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
Section 2.6.    Maturity; Surrender, Etc. In the case of each prepayment of 2024 Notes pursuant to this Article 2, the principal amount of each 2024 Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any 2024 Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no 2024 Note shall be issued in lieu of any prepaid principal amount of any 2024 Note.

Section 2.7.    Purchase of 2024 Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the Outstanding 2024 Notes except (a) upon the payment or prepayment of the 2024 Notes in accordance with the terms of the Indenture and the 2024 Notes or (b) (i) if no Event of Default exists and is continuing under the Indenture, pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the Holders of any particular Series of 2024 Notes at the time Outstanding upon the same terms and conditions or (ii) if an Event of Default exists and is continuing under the Indenture, such offer shall be made to all Holders of 2024 Notes upon the same terms and conditions (and not on a Series by Series basis). Any such offer shall provide each Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the Holders of more than 51% of the principal amount of any particular Series of 2024 Notes (or in the case of an Event of Default, more than 51% of the principal amount of all 2024 Notes) then Outstanding accept such offer, the Company shall promptly notify the remaining Holders of such fact and the expiration date for the acceptance by Holders of 2024 Notes of such offer shall be extended by the number of days necessary to give each such remaining Holder at least 10 Business Days from its receipt of such notice to accept such offer. Any consent made pursuant to the Indenture by the Holder of any 2024 Note that has transferred or has agreed to transfer such 2024 Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders of 2024 Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring Holder. The Company will promptly cancel all 2024 Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of 2024 Notes pursuant to any provision of this Fortieth Supplemental Indenture and no 2024 Notes may be issued in substitution or exchange for any such 2024 Notes.
Section 2.8.    Make-Whole Amount.
(a)    Make-Whole Amount. For purposes of the provisions of the Indenture, the term “premium” as used therein will be deemed to mean, with respect to the 2024 Notes, the Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any 2024 Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such 2024 Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any 2024 Note, the principal of such 2024 Note that is to be prepaid pursuant to Section 2.4 or has become or is declared to be immediately due and payable pursuant to the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any 2024 Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 2024 Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any 2024 Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable 2024 Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any 2024 Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable 2024 Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any 2024 Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the 2024 Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.4 above or the Indenture.
“Settlement Date” means, with respect to the Called Principal of any 2024 Note, the date on which such Called Principal is to be prepaid pursuant to Section 2.4 or has become or is declared to be immediately due and payable pursuant to the Indenture, as the context requires.
Section 2.9.    Use of Proceeds. The Company shall use the proceeds of the loan evidenced by the 2024 Notes for general corporate purposes.
Section 2.10.    Acceleration. Upon any 2024 Notes becoming due and payable as the result of an Event of Default under the Indenture, whether automatically or by declaration, such 2024 Notes will forthwith mature and the entire unpaid principal amount of such 2024 Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount, if any, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.
Section 2.11.    Home Office Payment. Notwithstanding the terms of the Indenture, the Company and the Trustee will pay (and the Company shall cause any subsequent Paying Agent to pay) all sums becoming due on the 2024 Notes to any Holder for principal of and premium (including the Make-Whole Amount), if any, and interest by the method and at the address specified for such purpose below the Holder’s name in Schedule A to the Note Purchase Agreement, or by such other method or at such other address as such Holder shall have from time to time specified to the Company and the Trustee in writing for such purpose, without the presentation or surrender of such 2024 Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any 2024 Note, such Holder shall surrender such 2024 Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 3.7 of the Indenture.
Section 2.12.    Denominations. The 2024 Notes shall be issuable in denominations of at least (i) $100,000 in the case of the 2024 Series A Notes; (ii) $100,000 in the case of the 2024 Series B Notes, (iii) $100,000 in the case of the 2024 Series C Notes and (iv) $100,000 in the case of the 2024 Series D Notes.

ARTICLE III
MISCELLANEOUS
Section 3.1.    Supplemental Indenture. This Fortieth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture, and shall form a part thereof, and the Indenture, as heretofore supplemented and amended, and as hereby supplemented and amended is hereby confirmed. Except to the extent inconsistent with the express terms of this Fortieth Supplemental Indenture and the 2024 Notes, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the 2024 Notes to the same extent as if specifically set forth herein.
Section 3.2.    Recitals; the Trustee. All recitals in this Fortieth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof, including in connection with the execution and delivery of this Supplemental Indenture, as fully and with like effect as if set forth herein in full. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Supplemental Indenture.
Section 3.3.    Successors and Assigns. Whenever in this Fortieth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fortieth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.
Section 3.4.    No Rights, Remedies, Etc. Nothing in this Fortieth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Fortieth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fortieth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.
Section 3.5.    Counterparts. This Fortieth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.
Section 3.6.    Security Agreement; Mailing Address. To the extent permitted by applicable law, this Fortieth Supplemental Indenture shall be deemed to be a security agreement and financing statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code. The mailing address of the Company,
as debtor is:    Basin Electric Power Cooperative
1717 East Interstate Avenue
Bismarck, ND 58503-0564
and the mailing address of the Trustee, as secured party is:
U.S. Bank Trust Company, National Association
Corporate Trust Services
60 Livingston Avenue
Saint Paul, MN 55107
Additionally, this Fortieth Supplemental Indenture shall, if appropriate, be an amendment to the financing documents originally filed in connection with the Existing Indenture. The Company is authorized to execute and file as appropriate instruments under the Uniform Commercial Code to either create a security interest or amend any security interest heretofore created.
Section 3.7.    Effectiveness. This Fortieth Supplemental Indenture shall not be effective until the Trustee receives the certificates, opinions and other documents required under Section 1.6, Section 12.3, and Article IV of the Indenture, which may be evidenced by the Trustee’s authentication of any 2024 Notes under this Fortieth Supplemental Indenture.
Section 3.8    Governing Law. This Fortieth Supplemental Indenture and the Obligations shall be governed by and construed in accordance with the laws of the State of North Dakota.
[Signatures on Next Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Fortieth Supplemental Indenture to be duly executed as of the day and year first above written.

BASIN ELECTRIC POWER COOPERATIVE

By:	/s/ Todd Brickhouse
	Name:	Todd Brickhouse
	Title:	Chief Executive Officer & General Manager
(SEAL)

Attest:	/s/ Mark D. Foss
	Name:	Mark D. Foss
	Title:	Assistant Secretary

STATE OF NORTH DAKOTA	)
) SS
COUNTY OF BURLEIGH	)
THE FOREGOING instrument was acknowledged before me this 29th day of January, 2024, by Todd Brickhouse, Chief Executive Officer and General Manager of Basin Electric Power Cooperative, an electric cooperative corporation, for and on behalf of said corporation.
WITNESS my hand and official seal.

/s/ Lisa J. Carney
Name: Lisa J. Carney
Notary Public
My commission expires: 10/19/2026
(Notarial Seal)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Benjamin J. Krueger
	Name:	Benjamin J. Krueger
	Title:	Vice President

STATE OF MINNESOTA	)
) SS
COUNTY OF RAMSEY	)
THE FOREGOING instrument was acknowledged before me this 1st day of February, 2024, by Benjamin J. Krueger, Vice President of U.S. Bank Trust Company, National Association, a national banking association, for and on behalf of said association.
WITNESS my hand and official seal.

/s/ Benjamin Frederick Palmer
Name: Benjamin Frederick Palmer
Notary Public
My commission expires: Jan. 31, 2028
(Notarial Seal)

[INDENTURE FILING INFORMATION]
Exhibits to be attached by Company prior to filing because they vary by jurisdiction.
EXHIBIT A
(to Fortieth Supplemental Indenture)

[PROPERTY ADDITIONS]
Exhibits to be attached by Company prior to filing because they vary by jurisdiction.
EXHIBIT B
(to Fortieth Supplemental Indenture)

[FORM OF 2024 SERIES A NOTES]
THIS FIRST MORTGAGE OBLIGATIONS, 2024 SERIES A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.
BASIN ELECTRIC POWER COOPERATIVE
FIRST MORTGAGE OBLIGATIONS, 2024 SERIES A NOTES, DUE FEBRUARY 15, 2029
No. RA-[_____]    February [●], 2024
$[_______]    PPN [  ]
FOR VALUE RECEIVED, the undersigned, BASIN ELECTRIC POWER COOPERATIVE (herein called the “Company”), an electric cooperative corporation organized and existing under the laws of the State of North Dakota, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 15, 2029, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at a rate of 5.69% per annum (or, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined) 7.69% per annum) from the date hereof, payable semiannually on the 15th day of each February and August, commencing August 15, 2024, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Fortieth Supplement referred to below), payable as aforesaid (or, at the option of the registered Holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.
“Interest Rate Adjustment Event” means the occurrence of any of the following:
(a)    the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Note Purchase Agreement (as defined below); provided that, such Interest Rate Adjustment Event shall terminate immediately upon the performance thereof by the Company;
(b)    any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Note Purchase Agreement (as hereinafter defined) or in any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement or the Fortieth Supplement (as hereinafter defined) proves to have been false or incorrect in any material respect on the date as of which made; provided that, such Interest Rate Adjustment Event shall
EXHIBIT C-1
(to Fortieth Supplemental Indenture)

terminate upon the Company providing accurate information in writing to the Holder of this Note correcting such false or incorrect representation or warranty; provided, further that with respect to any such false or incorrect representation or warranty, the underlying event or condition of which could reasonably be expected to result in a Material Adverse Effect, such Interest Rate Adjustment Event shall only terminate (i) upon such false or incorrect representation or warranty no longer being false or incorrect or (ii) if the underlying event or condition could no longer reasonably be expected to result in a Material Adverse Effect;
(c)    (i) the Company fails to pay any portion of the principal, interest, make-whole amount or premium when due and payable under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, or (ii) the Company is in default in the performance of or compliance with any other term of any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, and as a consequence of such default such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, without such indebtedness having been discharged or such declaration of acceleration having been rescinded or annulled within a period of ten (10) days after such acceleration; or
(d)    any lien granted to the Trustee pursuant to the Indenture is invalid, void, unenforceable or, with respect to any collateral purported to be encumbered thereby, unperfected or ceases to have the first priority subject only to Permitted Exceptions or Prior Liens permitted under Section 13.6 of the Indenture, or the Company or any other obligor shall have commenced any proceeding or taken other action to render any such lien invalid, or to avoid any such lien or to render any such lien unenforceable or unperfected or to challenge the priority of such lien.
“Material Adverse Effect” means a material adverse effect on (i) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under this Note, the Note Purchase Agreement or the Indenture, or (iii) the validity or enforceability of this Note, the Note Purchase Agreement or the Indenture.
Payments of principal of, interest on, any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, N.A. in Bismarck, North Dakota or at such other place as the Company shall have designated by written notice to the Holder of this Note as provided in the Note Purchase Agreement (as defined below).
This Note is one of a series of the 2024 Series A Notes (herein called the “Notes”) issued pursuant to the Fortieth Supplemental Indenture dated as of February 1, 2024 (as from time to
C-1-2

time amended, the “Fortieth Supplement”), between the Company and the Trustee named therein, which supplements and amends the Amended and Restated Indenture dated as of May 5, 2015 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Note Purchase Agreement dated February 12, 2024, between the Company and the purchasers listed in Schedule A thereto (the “Note Purchase Agreement”). Each Holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Fortieth Supplement.
This Note is a registered Note and, as provided in the Indenture, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Fortieth Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in Fortieth Supplement, but not otherwise.
If an Event of Default under the Indenture occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the Holder of this Note shall be governed by, the law of the State of North Dakota excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BASIN ELECTRIC POWER COOPERATIVE

By
Name:
Its:
[SEAL]
C-1-3

Attest:

By:
Name:
Title:

C-1-4

[FORM OF 2024 SERIES B NOTES]
THIS FIRST MORTGAGE OBLIGATIONS, 2024 SERIES B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.
BASIN ELECTRIC POWER COOPERATIVE
FIRST MORTGAGE OBLIGATIONS, 2024 SERIES B NOTES, DUE FEBRUARY 15, 2031
No. RB-[_____]    February [●], 2024
$[_______]    PPN [  ]
FOR VALUE RECEIVED, the undersigned, BASIN ELECTRIC POWER COOPERATIVE (herein called the “Company”), an electric cooperative corporation organized and existing under the laws of the State of North Dakota, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 15, 2031, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at a rate of 6.00% per annum (or, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined) 8.00% per annum) from the date hereof, payable semiannually on the 15th day of each February and August, commencing August 15, 2024, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Fortieth Supplement referred to below), payable as aforesaid (or, at the option of the registered Holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.
“Interest Rate Adjustment Event” means the occurrence of any of the following:
(a)    the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Note Purchase Agreement (as defined below); provided that, such Interest Rate Adjustment Event shall terminate immediately upon the performance thereof by the Company;
(b)    any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Note Purchase Agreement (as hereinafter defined) or in any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement or the Fortieth Supplement (as hereinafter defined) proves to have been false or incorrect in any material respect on the date as of which made; provided that, such Interest Rate Adjustment Event shall
EXHIBIT C-2
(to Fortieth Supplemental Indenture)

terminate upon the Company providing accurate information in writing to the Holder of this Note correcting such false or incorrect representation or warranty; provided, further that with respect to any such false or incorrect representation or warranty, the underlying event or condition of which could reasonably be expected to result in a Material Adverse Effect, such Interest Rate Adjustment Event shall only terminate (i) upon such false or incorrect representation or warranty no longer being false or incorrect or (ii) if the underlying event or condition could no longer reasonably be expected to result in a Material Adverse Effect;
(c)    (i) the Company fails to pay any portion of the principal, interest, make-whole amount or premium when due and payable under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, or (ii) the Company is in default in the performance of or compliance with any other term of any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, and as a consequence of such default such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, without such indebtedness having been discharged or such declaration of acceleration having been rescinded or annulled within a period of ten (10) days after such acceleration; or
(d)    any lien granted to the Trustee pursuant to the Indenture is invalid, void, unenforceable or, with respect to any collateral purported to be encumbered thereby, unperfected or ceases to have the first priority subject only to Permitted Exceptions or Prior Liens permitted under Section 13.6 of the Indenture, or the Company or any other obligor shall have commenced any proceeding or taken other action to render any such lien invalid, or to avoid any such lien or to render any such lien unenforceable or unperfected or to challenge the priority of such lien.
“Material Adverse Effect” means a material adverse effect on (i) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under this Note, the Note Purchase Agreement or the Indenture, or (iii) the validity or enforceability of this Note, the Note Purchase Agreement or the Indenture.
Payments of principal of, interest on, any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, N.A. in Bismarck, North Dakota or at such other place as the Company shall have designated by written notice to the Holder of this Note as provided in the Note Purchase Agreement (as defined below).
This Note is one of a series of the 2024 Series B Notes (herein called the “Notes”) issued pursuant to the Fortieth Supplemental Indenture dated as of February 1, 2024 (as from time to
C-2-2

time amended, the “Fortieth Supplement”), between the Company and the Trustee named therein, which supplements and amends the Amended and Restated Indenture dated as of May 5, 2015 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Note Purchase Agreement dated February 12, 2024, between the Company and the purchasers listed in Schedule A thereto (the “Note Purchase Agreement”). Each Holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Fortieth Supplement.
This Note is a registered Note and, as provided in the Indenture, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Fortieth Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in Fortieth Supplement, but not otherwise.
If an Event of Default under the Indenture occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the Holder of this Note shall be governed by, the law of the State of North Dakota excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BASIN ELECTRIC POWER COOPERATIVE

By
Name:
Its:
[SEAL]
C-2-3

Attest:

By:
Name:
Title:

C-2-4

[Form of 2024 Series C Notes]
THIS FIRST MORTGAGE OBLIGATIONS, 2024 SERIES C NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.
BASIN ELECTRIC POWER COOPERATIVE
FIRST MORTGAGE OBLIGATIONS, 2024 SERIES C NOTES, DUE FEBRUARY 15, 2044
No. RC-[_____]    February [●], 2024
$[_______]    PPN [ ]
FOR VALUE RECEIVED, the undersigned, BASIN ELECTRIC POWER COOPERATIVE (herein called the “Company”), an electric cooperative corporation organized and existing under the laws of the State of North Dakota, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 15, 2044, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at a rate of 6.14% per annum (or, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined) 8.14% per annum) from the date hereof, payable semiannually on the 15th day of each February and August, commencing August 15, 2024, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Fortieth Supplement referred to below), payable as aforesaid (or, at the option of the registered Holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.
“Interest Rate Adjustment Event” means the occurrence of any of the following:
(a)    the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Note Purchase Agreement (as defined below); provided that, such Interest Rate Adjustment Event shall terminate immediately upon the performance thereof by the Company;
(b)    any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Note Purchase Agreement (as hereinafter defined) or in any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement or the Fortieth Supplement (as hereinafter defined) proves to have been false or incorrect in any material respect on the date as of which made; provided that, such Interest Rate Adjustment Event shall
EXHIBIT C-3
(to Fortieth Supplemental Indenture)

terminate upon the Company providing accurate information in writing to the Holder of this Note correcting such false or incorrect representation or warranty; provided, further that with respect to any such false or incorrect representation or warranty, the underlying event or condition of which could reasonably be expected to result in a Material Adverse Effect, such Interest Rate Adjustment Event shall only terminate (i) upon such false or incorrect representation or warranty no longer being false or incorrect or (ii) if the underlying event or condition could no longer reasonably be expected to result in a Material Adverse Effect;
(c)    (i) the Company fails to pay any portion of the principal, interest, make-whole amount or premium when due and payable under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, or (ii) the Company is in default in the performance of or compliance with any other term of any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, and as a consequence of such default such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, without such indebtedness having been discharged or such declaration of acceleration having been rescinded or annulled within a period of ten (10) days after such acceleration; or
(d)    any lien granted to the Trustee pursuant to the Indenture is invalid, void, unenforceable or, with respect to any collateral purported to be encumbered thereby, unperfected or ceases to have the first priority subject only to Permitted Exceptions or Prior Liens permitted under Section 13.6 of the Indenture, or the Company or any other obligor shall have commenced any proceeding or taken other action to render any such lien invalid, or to avoid any such lien or to render any such lien unenforceable or unperfected or to challenge the priority of such lien.
“Material Adverse Effect” means a material adverse effect on (i) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under this Note, the Note Purchase Agreement or the Indenture, or (iii) the validity or enforceability of this Note, the Note Purchase Agreement or the Indenture.
Payments of principal of, interest on, any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, N.A. in Bismarck, North Dakota or at such other place as the Company shall have designated by written notice to the Holder of this Note as provided in the Note Purchase Agreement (as defined below).
This Note is one of a series of the 2024 Series C Notes (herein called the “Notes”) issued pursuant to the Fortieth Supplemental Indenture dated as of February 1, 2024 (as from time to
C-3-2

time amended, the “Fortieth Supplement”), between the Company and the Trustee named therein, which supplements and amends the Amended and Restated Indenture dated as of May 5, 2015 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Note Purchase Agreement dated February 12, 2024, between the Company and the purchasers listed in Schedule A thereto (the “Note Purchase Agreement”). Each Holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Fortieth Supplement.
This Note is a registered Note and, as provided in the Indenture, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Fortieth Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in Fortieth Supplement, but not otherwise.
If an Event of Default under the Indenture occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the Holder of this Note shall be governed by, the law of the State of North Dakota excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BASIN ELECTRIC POWER COOPERATIVE

By
Name:
Its:
[SEAL]
C-3-3

Attest:

By:
Name:
Title:

C-3-4

[FORM OF 2024 SERIES D NOTES]
THIS FIRST MORTGAGE OBLIGATIONS, 2024 SERIES D NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY BE RESOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.
BASIN ELECTRIC POWER COOPERATIVE
FIRST MORTGAGE OBLIGATIONS, 2024 SERIES D NOTES, DUE FEBRUARY 15, 2054
No. RD-[_____]    February [●], 2024
$[_______]    PPN [ ]
FOR VALUE RECEIVED, the undersigned, BASIN ELECTRIC POWER COOPERATIVE (herein called the “Company”), an electric cooperative corporation organized and existing under the laws of the State of North Dakota, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on February 15, 2054, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at a rate of 6.39% per annum (or, upon the occurrence and during the continuation of an Interest Rate Adjustment Event (as hereinafter defined) 8.39% per annum) from the date hereof, payable semiannually on the 15th day of each February and August, commencing August 15, 2024, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest, any overdue payment of any Make-Whole Amount (as defined in the Fortieth Supplement referred to below), payable as aforesaid (or, at the option of the registered Holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.
“Interest Rate Adjustment Event” means the occurrence of any of the following:
(a)    the Company defaults in the performance of Section 7.1(a) or (b) or Section 7.2 of the Note Purchase Agreement (as defined below); provided that, such Interest Rate Adjustment Event shall terminate immediately upon the performance thereof by the Company;
(b)    any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in the Indenture or the Note Purchase Agreement (as hereinafter defined) or in any writing furnished in connection with the transactions contemplated by the Note Purchase Agreement or the Fortieth Supplement (as hereinafter defined) proves to have been false or incorrect in any material respect on the date as of which made; provided that, such Interest Rate Adjustment Event shall
EXHIBIT C-4
(to Fortieth Supplemental Indenture)

terminate upon the Company providing accurate information in writing to the Holder of this Note correcting such false or incorrect representation or warranty; provided, further that with respect to any such false or incorrect representation or warranty, the underlying event or condition of which could reasonably be expected to result in a Material Adverse Effect, such Interest Rate Adjustment Event shall only terminate (i) upon such false or incorrect representation or warranty no longer being false or incorrect or (ii) if the underlying event or condition could no longer reasonably be expected to result in a Material Adverse Effect;
(c)    (i) the Company fails to pay any portion of the principal, interest, make-whole amount or premium when due and payable under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, or (ii) the Company is in default in the performance of or compliance with any other term of any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, including any Outstanding Secured Obligation, whether such indebtedness now exists or shall hereafter be created, in an aggregate outstanding principal amount of at least $25,000,000, and as a consequence of such default such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, without such indebtedness having been discharged or such declaration of acceleration having been rescinded or annulled within a period of ten (10) days after such acceleration; or
(d)    any lien granted to the Trustee pursuant to the Indenture is invalid, void, unenforceable or, with respect to any collateral purported to be encumbered thereby, unperfected or ceases to have the first priority subject only to Permitted Exceptions or Prior Liens permitted under Section 13.6 of the Indenture, or the Company or any other obligor shall have commenced any proceeding or taken other action to render any such lien invalid, or to avoid any such lien or to render any such lien unenforceable or unperfected or to challenge the priority of such lien.
“Material Adverse Effect” means a material adverse effect on (i) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company to perform its obligations under this Note, the Note Purchase Agreement or the Indenture, or (iii) the validity or enforceability of this Note, the Note Purchase Agreement or the Indenture.
Payments of principal of, interest on, any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, N.A. in Bismarck, North Dakota or at such other place as the Company shall have designated by written notice to the Holder of this Note as provided in the Note Purchase Agreement (as defined below).
This Note is one of a series of the 2024 Series D Notes (herein called the “Notes”) issued pursuant to the Fortieth Supplemental Indenture dated as of February 1, 2024 (as from time to
C-4-2

time amended, the “Fortieth Supplement”), between the Company and the Trustee named therein, which supplements and amends the Amended and Restated Indenture dated as of May 5, 2015 (as amended and supplemented from time to time, the “Indenture”), and is entitled to the benefits thereof and the Note Purchase Agreement dated February 12, 2024, between the Company and the purchasers listed in Schedule A thereto (the “Note Purchase Agreement”). Each Holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 16 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Fortieth Supplement.
This Note is a registered Note and, as provided in the Indenture, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
The Company will make required prepayments of principal on the dates and in the amounts specified in the Fortieth Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in Fortieth Supplement, but not otherwise.
If an Event of Default under the Indenture occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the Holder of this Note shall be governed by, the law of the State of North Dakota excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

BASIN ELECTRIC POWER COOPERATIVE

By
Name:
Its:
[SEAL]
C-4-3

Attest:

By:
Name:
Title:

C-4-4

FORM OF 2024 NOTE
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory
Date of Authentication: February [●], 2024
EXHIBIT D
(to Fortieth Supplemental Indenture)